Exhibit 10.41

October 16, 2002

Alloy Ventures

480 Cowper Street

Second Floor

Palo Alto, California

Attn:  Tony Di Bona

Sprout Group

11 Madison Avenue

13th Floor

New York, NY 10010

Attn: Kathleen D. La Porte

Re:          Waiver

Ladies and Gentlemen:

Reference is hereby made to that certain Preferred Stock and Warrant Purchase Agreement dated as of June 25, 2002 (the “Purchase Agreement”), by and among Pharsight Corporation (“Pharsight”) and each of the purchasers named therein (collectively, the “Purchasers”).  All capitalized but undefined terms used herein shall have the meanings ascribed to them in the Purchase Agreement.

Pharsight hereby requests each of the Purchasers to waive the requirement to cause the Registration Statement to be filed prior to 105 days after the Initial Closing Date pursuant to Section 9.1(a) of the Purchase Agreement.  Further, Pharsight hereby requests each of the Purchasers to waive until November 30, 2002, any rights to any liquidated damages it may have pursuant to Section 9.2(f) of the Purchase Agreement.  In this regard, each of the Purchasers hereby acknowledges that if this waiver is given, (a) Pharsight will rely on this waiver in connection with the timing of seeking the effectiveness of the Registration Statement; and (b) Pharsight shall not be obligated to make any payment of liquidated damages to any Purchaser in the event a Registration Statement covering all of the Registrable Securities has not been declared effective by the SEC on or prior to November 30, 2002.  If a Registration Statement covering all of the Registrable Securities has not been declared effective by the SEC on or prior to November 30, 2002, then liquidated damages shall begin to accrue beginning November 30, 2002 pursuant to the terms of Section 9.2(f) of the Purchase Agreement; provided, that such period of time covered herein shall be tolled to the extent of any delays caused solely by any Purchaser Delay.

In the event that Purchasers who hold at least 75% of the Registrable Securities countersign this waiver, then, in accordance with Section 9.11 of the Agreement, this waiver will be binding against all Purchasers.

All other provisions of the Purchase Agreement shall remain in full force and effect.

Please indicate your waiver with respect to such rights by countersigning and returning this Waiver Letter as soon as possible.

Sincerely,

Pharsight Corporation

  /s/  Michael Perry

Michael Perry

President and Chief Executive Officer

The undersigned have read the foregoing and hereby waive such rights on behalf of itself and the other Purchasers under Section 9 of the Purchase Agreement as provided above.  This Waiver Letter may be countersigned in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one instrument.

PURCHASER(S):

ALLOY PARTNERS 2000, L.P.

ALLOY VENTURES 2000, L.P.

ALLOY CORPORATE 2000, L.P.

ALLOY INVESTORS 2000, L.P.

By:  Alloy Ventures 2000, LLC, its General Partner

By:    /s/  Tony DiBona

                Name:     Tony DiBona

                Title:  Managing Member

Address:	480 Cowper Street
Second Floor
Palo Alto, California
Attn: Tony Di Bona
Email:	cfo@alloyventures.com
Facsimile:	(650) 687-5010

PURCHASER(S) CONTINUED:

DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION, as nominee for DLJ First ESC, L.P., EMA 2001 Plan, L.P., CSFB 2001 Investors, L.P., Credit Suisse First Boston Private Equity, Inc., Docklands 2001 Plan, L.P., and Paradeplatz 2001 Plan, L.P.

By:    /s/  Kathleen D. La Porte

                Name:     Kathleen D. La Porte

                Its: Attorney-in-Fact

Address:	Sprout Group
11 Madison Avenue
13th Floor
New York, NY 10010
Email:	kathleen.laporte@sproutgroup.com
Facsimile:	(646) 935-7094

SPROUT ENTREPRENEURS FUND, L.P.

By:  DLJ Capital Corp., its General Partner

By:    /s/  Kathleen D. La Porte

                Name:     Kathleen D. La Porte

                Its: Managing Director

Address:	Sprout Group
11 Madison Avenue
13th Floor
New York, NY 10010
Email:	kathleen.laporte@sproutgroup.com
Facsimile:	(646) 935-7094

PURCHASER(S) CONTINUED:

SPROUT CAPITAL IX, L.P.

By:  DLJ Capital Corp., its Managing General Partner

By:    /s/  Kathleen D. La Porte

                Name:     Kathleen D. La Porte

                Its: Managing Director

Address:	Sprout Group
11 Madison Avenue
13th Floor
New York, NY 10010
Email:	kathleen.laporte@sproutgroup.com
Facsimile:	(646) 935-7094

SPROUT CAPITAL VII, L.P.

By:  DLJ Capital Corp., its Managing General Partner

By:    /s/  Kathleen D. La Porte

                Name:     Kathleen D. La Porte

                Its: Managing Director

Address:	Sprout Group
11 Madison Avenue
13th Floor
New York, NY 10010
Email:	kathleen.laporte@sproutgroup.com
Facsimile:	(646) 935-7094

PURCHASER(S) CONTINUED:

SPROUT CEO FUND, L.P.

By:  DLJ Capital Corp., its Managing General Partner

By:    /s/  Kathleen D. La Porte

                Name:     Kathleen D. La Porte

                Its: Managing Director

Address:	Sprout Group
11 Madison Avenue
13th Floor
New York, NY 10010
Email:	kathleen.laporte@sproutgroup.com
Facsimile:	(646) 935-7094

DLJ CAPITAL CORP.

By:    /s/  Kathleen D. La Porte

                Name:     Kathleen D. La Porte

                Its: Managing Director

Address:	Sprout Group
11 Madison Avenue
13th Floor
New York, NY 10010
Email:	kathleen.laporte@sproutgroup.com
Facsimile:	(646) 935-7094

DLJ FIRST ESC L.P.

By:  DLJ LBO Plans Management Corporation, its General Partner

By:    /s/  Kathleen D. La Porte

                Name:     Kathleen D. La Porte

                Its: Attorney-in-Fact

Address:	Sprout Group
11 Madison Avenue
13th Floor
New York, NY 10010
Email:	kathleen.laporte@sproutgroup.com
Facsimile:	(646) 935-7094